Investment in and advances to Equity-Accounted Joint Venture	12 Months Ended
Dec. 31, 2021
Equity Method Investments and Joint Ventures [Abstract]
Investment in and advances to Equity-Accounted Joint Venture	Investment in and Advances to Equity-Accounted Joint Venture
The Company has a joint venture arrangement with Wah Kwong Maritime Transport Holdings Limited (or Wah Kwong), whereby the Company has a 50% economic interest in the High-Q joint venture, which is jointly controlled by the Company and Wah Kwong. The High-Q joint venture owns one 2013-built VLCC, which trades on spot voyage charters in a pool managed by a third party.

As at December 31, 2021, the High-Q joint venture had a loan outstanding with a financial institution with a balance of $28.1 million (December 31, 2020 - $25.7 million). The loan is secured by a first-priority mortgage on the VLCC owned by the High-Q joint venture and 50% of the outstanding loan balance is guaranteed by the Company.

During the year ended December 31, 2021, the Company recognized an other-than-temporary decline in the carrying value of its investment in the High-Q joint venture, primarily due to a decline in value of the VLCC as a result of the current tanker market to which the COVID-19 global pandemic has been a contributing factor resulting in low oil demand. The investment was written-down by $11.6 million to its estimated fair value, which has been recognized in equity loss in the consolidated statement of loss for the year ended December 31, 2021.

For the years ended December 31, 2021, 2020 and 2019, the Company recorded equity (loss) income of $(14.1) million, $5.1 million and $2.3 million, respectively, which comprises its share of net (loss) income from the High-Q joint venture, as well as the impairment recognized in 2021.
As at December 31, 2021 and 2020, the Company had a total investment in and advance to its equity-accounted joint venture of $13.0 million and $28.6 million, respectively (see note 12).